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                                 EXHIBIT 99.2

                            STOCK OPTION AGREEMENT

                             STOCK OPTION AGREEMENT


          STOCK OPTION AGREEMENT dated as of February 20, 2001 (this "Agreement") between BLUE WAVE SYSTEMS INC., a Delaware corporation ("Issuer"),
 ---------                                                            ------
and MOTOROLA, INC., a Delaware corporation ("Grantee").
                                             -------

          WHEREAS, Issuer, Grantee, and a wholly-owned subsidiary of Grantee (the "Merger Sub") propose to enter into an Agreement and Plan of Merger, to be
      ----------
dated as of this date (the "Merger Agreement"), pursuant to which Merger Sub is
                            ----------------
to merge with and into Issuer, with Issuer continuing as the surviving corporation and a wholly-owned subsidiary of Grantee after such merger, and in such merger, each share of common stock, par value $0.01 per share, of Issuer ("Common Stock") will be converted to a right to receive shares of common stock,
  ------------
par value $3.00 per share, of Grantee as provided in the Merger Agreement;

          WHEREAS, as an inducement and condition to Grantee's willingness to enter into the Merger Agreement and in consideration thereof, Issuer is granting to Grantee, pursuant to the terms and subject to the conditions contained in this Agreement, an option to purchase 19.9% of the outstanding shares of Common Stock; and

          WHEREAS, the Board of Directors of Issuer has approved the grant by Issuer to Grantee of the Option (defined below) pursuant to this Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in this Agreement and in the Merger Agreement, the parties agree as follows:

          1.  The Option.  Issuer hereby grants to Grantee an unconditional,
              ----------
irrevocable option (the "Option") to purchase, pursuant to the terms and subject
                         ------
to the conditions hereof, up to 3,340,672.90 fully paid and nonassessable shares of Common Stock, at a price of $8.00 per share (the "Option Price"); provided,
                                                     ------------
however, that in no event shall the number of shares for which the Option is exercisable exceed 19.9% of the shares of Common Stock issued and outstanding at the time of exercise (without giving effect to the shares of Common Stock issued or issuable under the Option). The number of shares of Common Stock purchasable upon exercise of the Option and the Option Price are subject to adjustment as set forth in this Agreement.

          2.  Exercise; Closing.
              -----------------

              (a) Conditions to Exercise; Termination.  Grantee may exercise the
                  -----------------------------------
Option, in whole or in part, from time to time, if but only if a Triggering Event has occurred, and prior to the occurrence of an Exercise Termination Event (as defined below). The right to exercise the Option shall terminate upon the earlier of (i) the occurrence of the Effective Time (as defined in the Merger Agreement) or (ii) if a Notice Date (as defined in Section 2(d)) has not previously occurred, the close of business on the day that is twelve months after the date of a Triggering

Event (the events described in clauses (i) and (ii) each being referred to as an "Exercise Termination Event").
 --------------------------

          (b) Triggering Event.  A "Triggering Event" shall have occurred at
              ----------------
such time at which Grantee becomes entitled to receive the Termination Fee from Issuer pursuant to Section 8.5(b) of the Merger Agreement.

          (c) Notice of Trigger Event by Issuer.  Issuer shall notify Grantee
              ---------------------------------
promptly in writing of the occurrence of any Triggering Event (it being understood that the giving of the notice by Issuer shall not be a condition to the right of Grantee to exercise the option).

          (d) Notice of Exercise.  If Grantee shall be entitled to and desires
              ------------------
to exercise the Option, in whole or in part, it shall send to Issuer a written notice (any date on which this notice is given in accordance with Section 15 is referred to as a "Notice Date") specifying (i) the total number of shares that
                  -----------
Grantee will purchase pursuant to the exercise and (ii) a place and date (a "Closing Date") not earlier than three business days nor later than 60 business
 ------------
days from the related Notice Date for the closing of the purchase (a "Closing");
                                                                      -------
provided, that (A) if the Closing cannot be consummated by reason of any applicable judgment, decree, order, law or regulation, the period of time referred to in clause (ii) shall commence on the date on which such restriction on consummation has expired or been terminated and (B) without limiting the foregoing, if a filing or any approval is required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), or prior
                                                     -------
notification to or prior approval from any regulatory authority is required under any other law, statute, rule or regulation (including applicable rules and regulations of national securities exchanges) in connection with this purchase, Grantee or Issuer, as required, promptly after the Notice Date, shall file all necessary notices and applications for approval and shall expeditiously process the same and the period of time referred to in clause (ii) shall commence on the date on which all required notification and waiting periods, if any, shall have expired or been terminated and all required approvals, if any, shall have been obtained. Any exercise of the Option shall be deemed to occur on the date of the Notice Date relating thereto. Each of Grantee and Issuer agrees to use its reasonable best efforts to cooperate with and provide information to the other, for the purpose of any required notice or application for approval.

          (e) Payment of Purchase Price; Delivery of Common Stock.
              ---------------------------------------------------

              (i) At each Closing, Grantee shall tender to Issuer payment of the aggregate purchase price for the shares of Common Stock purchased pursuant to the exercise of the Option in immediately available funds and shall, upon designation of a bank account by Issuer, make payment of such funds by a wire transfer to the bank account designated by Issuer; provided, that failure or refusal of Issuer to designate a bank account shall not preclude Grantee from exercising the Option, in whole or in part.

              (ii) At each Closing, simultaneously with the payment of the aggregate purchase price by Grantee, Issuer shall deliver to Grantee a certificate or certificates representing the number of shares of Common Stock purchased by Grantee and, if the Option shall be exercised in part only, a new Agreement providing for an Option evidencing the rights of Grantee to purchase the balance (as adjusted pursuant to the terms hereof) of the shares then purchasable hereunder.

               (iii) Notwithstanding anything to the contrary contained in paragraphs (i) and (ii) of this Section 2(e), Grantee shall have the right (a "Cashless Exercise Right") to direct the Issuer, in the written notice
         -----------------------
     of exercise referred to in Section 2(d), to reduce the number of shares of Common Stock required to be delivered by Issuer to Grantee at any Closing by such number of shares of Common Stock that have an aggregate Market/Offer Price (as defined in Section 9(a)) equal to the aggregate purchase price payable at such Closing (but for this paragraph (iii)), or any portion thereof, in lieu of Grantee paying to the Issuer at such Closing such aggregate purchase price or portion thereof, as the case may be. Any exercise of the Option in which, and to the extent to which, Grantee exercises its Cashless Exercise Right pursuant to this paragraph
     (iii) shall be referred to as a "Cashless Exercise."
                                      -----------------

          (f)  Restrictive Legend.  Certificates for Common Stock delivered at a
               ------------------
Closing may be endorsed with a restrictive legend that shall read substantially as follows:

     "The transfer of the shares represented by this certificate is subject to certain provisions of an agreement between the registered holder hereof and Issuer, a copy of which agreement is on file at the principal office of Issuer, and to resale restrictions arising under the Securities Act of 1933, as amended. A copy of the aforementioned agreement will be mailed to the holder without charge promptly after receipt by Issuer of a written request therefor."

It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act of 1933, as amended (the "Securities Act"), in the above
                                                --------------
legend shall be removed by delivery of substitute certificate(s) without this reference if Grantee shall have delivered to Issuer a copy of a letter from the staff of the Securities and Exchange Commission, or a written opinion of counsel, in form and substance reasonably satisfactory to Issuer, to the effect that this legend is not required for purposes of the Securities Act; (ii) the reference to the provisions of this Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Agreement and under circumstances that do not require the retention of such reference; and (iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) both are satisfied. In addition, the certificates shall bear any other legend as may be required by applicable law.

          (g)  Ownership of Record; Tender of Purchase Price; Expenses.  Upon
               -------------------------------------------------------
the giving by Grantee to Issuer of the written notice of exercise referred to in
Section 2(d) and, except to the extent this notice relates to a Cashless Exercise, the tender of the applicable purchase price in immediately available funds, Grantee shall be deemed to be the holder of record of the shares of Common Stock issuable upon the exercise, notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing the shares of Common Stock shall not have been actually delivered to Grantee.
Issuer shall pay all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of stock certificates under this Section 2 in the name of Grantee or its assignee, transferee or designee.

          3.   Covenants of Issuer.  In addition to its other agreements and
               -------------------
covenants, Issuer agrees:

               (a)  Shares Reserved for Issuance.  To maintain, free from
                    ----------------------------
preemptive rights, sufficient authorized but unissued or treasury shares of Common Stock so that the Option may be fully exercised without additional authorization of Common Stock after giving effect to all other options, warrants, convertible securities and other rights of third parties to purchase shares of Common Stock;

               (b)  No Avoidance.  Not to avoid or seek to avoid (whether by
                    ------------
charter amendment or through reorganization, consolidation, merger, issuance of rights, dissolution or sale of assets, or by any other voluntary act) the observance or performance of any of the covenants, agreements or conditions to be observed or performed hereunder by Issuer and not to take any action which would cause any of its representations or warranties not to be true in any material respect; and

               (c)  Registration.  If shares of Common Stock or any other
                    ------------
securities to be acquired upon exercise of the Option are then listed on the Nasdaq or any other securities exchange or market, Issuer, upon the request of Grantee, will promptly file an application to list the shares of Common Stock or other securities to be acquired upon exercise of the Option on the Nasdaq or such other securities exchange or market and will use its reasonable best efforts to obtain approval of such listing as soon as practicable.

               (d)  Further Assurances.  Promptly after this date to take all
                    ------------------
actions as may from time to time be required (including (i) complying with all applicable premerger notification, reporting and waiting period requirements under the HSR Act and (ii) in the event that any other prior approval of or notice to any regulatory authority is necessary under any applicable federal, state or local law before the Option may be exercised, cooperating fully with Grantee in preparing and processing the required applications or notices) in order to permit Grantee to exercise the Option and purchase shares of Common Stock pursuant to such exercise.

          4.   Representations and Warranties of Issuer.  Issuer hereby
               ----------------------------------------
represents and warrants to Grantee that Issuer has all requisite corporate power and authority and has taken all corporate action necessary to authorize, execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; and that this Agreement has been duly and validly authorized, executed and delivered by Issuer. Issuer hereby further represents and warrants to Grantee that it has taken all necessary corporate action to authorize and reserve for issuance upon exercise of the Option the number of shares of Common Stock equal to the maximum number of shares of Common Stock at any time or from time to time issuable upon exercise of the Option and that all shares of Common Stock, upon issuance pursuant to the Option, will be delivered free and clear of all claims, liens, encumbrances, and security interests (other than those created by this Agreement and the Securities Act) and not subject to any preemptive rights. Issuer has taken all action necessary to make inapplicable to Grantee any state takeover, business combination, control share or other similar statute and any charter provisions which would otherwise be applicable to Grantee or any transaction involving Issuer and Grantee by reason of the grant of the Option, the acquisition of beneficial ownership of shares of Common Stock as a result of the grant of the Option, or the acquisition of shares of Common Stock upon exercise of the Option.

          5.  Representations and Warranties of Grantee.  Grantee hereby
              -----------------------------------------
represents and warrants to Issuer that Grantee has all requisite corporate power and authority and has taken all corporate action necessary in order to authorize, execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by Grantee. Grantee represents and warrants to Issuer that any shares of Common Stock acquired upon exercise of the Option will be acquired for Grantee's own account, and will not be, and the Option is not being, acquired by Grantee with a view to the distribution thereof in violation of any applicable provision of the Securities Act. Grantee has such knowledge and experience in business and financial matters as to be capable of utilizing the information which is available to Grantee to evaluate the merits and risks of an investment by Grantee in the Common Stock and Grantee is able to bear the economic risks of any investment in the shares of Common Stock which Grantee may acquire upon exercise of the Option.

          6.  Exchange; Replacement.  This Agreement and the Option are
              ---------------------
exchangeable, without expense, at the option of Grantee, upon presentation and surrender of this Agreement at the principal office of Issuer, for other Agreements providing for Options of different denominations entitling the holder thereof to purchase on the same terms and subject to the same conditions as set forth in this Agreement in the aggregate the same number of shares of Common Stock purchasable at such time hereunder, subject to corresponding adjustments in the number of shares of Common Stock purchasable upon exercise so that the aggregate number of such shares under all Agreements issued in respect of this Agreement shall not exceed 19.9% of the outstanding shares of Common Stock of the Issuer (without giving effect to shares of Common Stock issued or issuable pursuant to the Option). Unless the context shall require otherwise, the terms "Agreement" and "Option" as used in this Agreement include any Agreements and related options for which this Agreement (and the Option granted hereby) may be exchanged. Upon (i) receipt by Issuer of reasonably satisfactory evidence of the loss, theft, destruction, or mutilation of this Agreement, (ii) receipt by Issuer of reasonably satisfactory indemnification in the case of loss, theft or destruction and (iii) surrender and cancellation of this Agreement in the case of mutilation, Issuer will execute and deliver a new Agreement of like tenor and date. Any new Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by any Person (as defined in the Merger Agreement) other than the holder of the new Agreement.

          7.  Adjustments.  The total number of shares of Common Stock
              -----------
purchasable upon the exercise of the Option and the Option Price shall be subject to adjustment from time to time as follows: in the event of any change in, or distribution in respect of, the outstanding shares of Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares or the like, the type (including, in the event of any Major Transaction described in Section 9(d) in which Issuer is not the surviving or continuing corporation, to provide that the Option shall be exercisable for shares of common stock of the surviving or continuing corporation in such Major Transaction) and number of shares of Common Stock purchasable upon exercise of the Option and the Option Price shall be appropriately adjusted in such manner as shall fully preserve the economic benefits contemplated hereby, and proper provision shall be made in the agreements governing any such transactions to provide for the proper adjustment and the full satisfaction of Issuer's obligation hereunder.

          8.  Registration.  At any time within two years of the first exercise
              ------------
of the Option, Issuer shall, at the request of Grantee, as promptly as practicable, prepare, file and keep current a registration statement (including, if appropriate, a shelf registration statement) under the Securities Act covering any or all shares issued and issuable pursuant to the Option and shall use its reasonable best efforts to cause this registration statement to become effective and remain current in order to permit the sale or other disposition of any shares of Common Stock issued upon total or partial exercise of the Option ("Option Shares") in accordance with any plan of disposition reasonably
  -------------
requested by Grantee. Issuer will use its reasonable best efforts to cause such registration statement to remain effective for a period of 365 days or such shorter time as is reasonably appropriate to effect such sales or other dispositions. Grantee shall have the right to demand two such registrations.
To the extent reasonably requested by Grantee in connection with those demand registrations, Issuer shall (x) become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating Issuer in respect of representations, warranties, indemnities, contribution and other agreements (in each case reasonably acceptable to Issuer) customarily made by issuers in these underwriting agreements, and (y) use its reasonable best efforts to take all further actions which shall be reasonably necessary to effect such registration and sale (including participating in road-show presentations and causing to be delivered customary certificates, opinions of counsel and "comfort letters"). The obligations of Issuer to file a registration statement and to maintain its effectiveness may be suspended for one or more periods of time not exceeding 90 calendar days in the aggregate with respect to any registration statement if the Board of Directors of Issuer shall have determined that the filing of such registration statement or the maintenance of its effectiveness would require disclosure of nonpublic information that would materially and adversely affect Issuer or would interfere with a planned merger, sale of material assets, recapitalization or other significant corporate action (other than the issuance of equity securities).
Any registration statement prepared and filed under this Section, and any sale covered thereby, shall be at Issuer's expense except for underwriting discounts or commissions and brokers' fees, which shall be borne solely by Grantee. Grantee shall provide in writing all information reasonably requested by Issuer for inclusion in any registration statement to be filed hereunder. If, during the time periods referred to in the first sentence of this Section, Issuer effects a registration under the Securities Act of Issuer's equity securities for its own account or for any other of its stockholders (other than on Form S-4 or Form S-8, or any successor form), it shall allow Grantee the right to participate in such registration; provided that, if the managing underwriters of such offering advise Issuer that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering on a commercially reasonable basis, priority shall be given to the securities intended to be included therein by Issuer for its own account and, thereafter, Issuer shall include the securities requested to be included therein by Grantee pro rata with the securities intended to be included therein by other stockholders of Issuer. In connection with any registration pursuant to this Section, Issuer and Grantee shall provide each other with representations, warranties, indemnities and other agreements customarily given in connection with such registrations.

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

          9.  Repurchase of Option and/or Shares.
              ----------------------------------

              (a) Repurchase; Repurchase Price.  Upon the occurrence of a
                  ----------------------------
Triggering Event and prior to an Exercise Termination Event, at the request of Grantee, delivered in writing within twelve months of this occurrence (or such later period as provided in Section 2(d) with respect to any required notice or
                            ------------
application or in Section 10), Issuer shall repurchase the Option from Grantee,
                  ----------
in whole or in part, at a price (the "Option Repurchase Price") equal to the
                                      -----------------------
number of shares of Common Stock then purchasable upon exercise of the Option (or such lesser number of shares as may be designated in the Repurchase Notice (as defined in Section 9(b)) multiplied by the amount by which the Market/Offer
               ------------
Price (as defined below) exceeds the Option Price.  The term "Market/Offer
                                                              ------------
Price" shall mean the highest of (x) the highest price per share of Common Stock paid or proposed to be paid by any Third Party (as defined in the Merger Agreement) for shares of Common Stock or the consideration per share of Common Stock received or to be received by holders of shares of Common Stock, in each case pursuant to any Acquisition Proposal (as defined in the Merger Agreement) for or with Issuer made on or prior to such date or (y) the average closing price for shares of Common Stock on the Nasdaq National Market System ("Nasdaq")
                                                                        ------
(or, if the Common Stock is not then listed on the Nasdaq, any other national securities exchange or automated quotation system on which the Common Stock is then listed or quoted) for the ten consecutive trading days immediately preceding the delivery of the Repurchase Notice. In the event that the consideration to be offered, paid or received pursuant to the foregoing clause
(x) is other than cash, the value of such consideration shall be determined in good faith by a nationally recognized investment banking firm selected by Grantee, as the case may be.

              (b) Method of Repurchase.  Subject to the terms of Section 9(a),
                  --------------------                           ------------
Grantee may exercise its right to require Issuer to repurchase the Option, in whole or in part, pursuant to this Section 9 by surrendering for this purpose to
                                   ---------
Issuer, at its principal office, this Agreement accompanied by a written notice or notices stating that Grantee elects to require Issuer to repurchase the Option in accordance with the provisions of this Section 9 (each such notice, a
                                                 ---------
"Repurchase Notice").  Within four business days after the surrender of the
 -----------------
Agreement for the Option and the receipt of the Repurchase Notice, Issuer shall deliver or cause to be delivered to Grantee the applicable Option Repurchase Price or the portion that Issuer is not then prohibited under applicable law and regulation from so delivering, in immediately available funds by a wire transfer to a bank account designated by Grantee. In the event that the Repurchase Notice shall request the repurchase of the Option in part, Issuer shall deliver with the Option Repurchase Price a new Agreement evidencing the right of the Grantee to purchase that number of shares of Common Stock purchasable pursuant to the Option at the time of delivery of the Repurchase Notice minus the number of shares of Common Stock represented by that portion of the Option then being repurchased.

              (c) Effect of Statutory or Regulatory Restraints on Repurchase.
                  ----------------------------------------------------------
To the extent that, upon or following the delivery of a Repurchase Notice, Issuer is prohibited under applicable law or regulation from repurchasing the Option (or a portion thereof) subject to such Repurchase Notice (and Issuer hereby undertakes to use its reasonable best efforts to obtain all required regulatory and legal approvals and to file any required notices as promptly as practicable in order to accomplish this repurchase), Issuer shall promptly so notify Grantee in writing and thereafter deliver or cause to be delivered, from time to time, to Grantee the portion of the Option

Repurchase Price that Issuer is no longer prohibited from delivering, within four business days after the date on which it is no longer so prohibited; provided, however, that upon notification by Issuer in writing of this prohibition, Grantee may, within 5 days of receipt of this notification from Issuer, revoke in writing its Repurchase Notice, whether in whole or to the extent of the prohibition, whereupon, in the latter case, Issuer shall promptly
(i) deliver to Grantee that portion of the Option Repurchase Price that Issuer is not prohibited from delivering; and (ii) deliver to Grantee with respect to the Option, a new Agreement evidencing the right of Grantee to purchase that number of shares of Common Stock for which the surrendered Agreement was exercisable at the time of delivery of the Repurchase Notice less the number of shares as to which the Option Repurchase Price has theretofore been delivered to Grantee. Notwithstanding anything to the contrary in this Agreement, including, without limitation, the time limitations on the exercise of the Option, Grantee may exercise the Option at least until six months after the date upon which Issuer is no longer prohibited from delivering all of the Option Repurchase Price.

              (d) Major Transactions.  Issuer hereby agrees that, prior to the
                  ------------------
occurrence of an Exercise Termination Event, Issuer shall not enter into or agree to enter into any agreement for a Major Transaction (defined below) unless the other party or parties thereto agree to assume in writing Issuer's obligations under this Agreement. "Major Transaction" shall mean any merger or
                                    -----------------
consolidation involving the Issuer and any transaction involving a sale, transfer or other disposition of a majority of the assets or shares of capital stock of the Issuer.

          10. Extension of Exercise Periods.  The twelve month periods for
              -----------------------------
exercise of certain rights under Sections 2 and 9 shall be extended in each such case at the request of Grantee to the extent necessary to avoid liability by Grantee under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by reason of this exercise.
      ------------

          11. Limitation on Profit.
              --------------------

              (a) Notwithstanding any other provision of this Agreement, in no event shall the Total Profit (as defined below) plus any Termination Fee (as defined in the Merger Agreement) exceed in the aggregate the Termination Fee (as defined in the Merger Agreement) and, if it otherwise would exceed this amount, the Grantee, at its sole election, shall either (i) reduce the number of shares of Common Stock subject to this Option, (ii) upon return of the purchase price paid by Grantee for such Option Shares, deliver to the Issuer for cancellation Option Shares previously purchased by Grantee, (iii) pay to the Issuer cash or refund in cash all or a portion, as appropriate, of the Termination Fee previously paid or reduce or waive the amount of any Termination Fee payable pursuant to Section 8.5(b) of the Merger Agreement, or (iv) any combination thereof, so that Grantee's realized Total Profit, when aggregated with the Termination Fee so paid or payable to Grantee, shall not exceed the Termination Fee (as defined in the Merger Agreement) after taking into account the foregoing actions.

              (b) Notwithstanding any other provision of this Agreement, the Option may not be exercised for a number of shares as would, as of the date of exercise, result in a Notional Total Profit (as defined below) which, together with the Termination Fee theretofore paid or then payable to Grantee (and not repaid or refunded to the Issuer pursuant to Section 11 or otherwise), would exceed the Termination Fee (as defined in the Merger Agreement) provided, that nothing in this sentence shall restrict any exercise of the Option permitted hereby on any subsequent date.

          (c) As used in this Agreement, the term "Total Profit" shall mean the
                                                   ------------
aggregate amount (before taxes) of the following: (i) the amount received by Grantee pursuant to Issuer's repurchase of the Option (or any portion thereof) pursuant to Section 9, and (ii) (x) the net cash amounts (and the fair market value of any other consideration) received by Grantee pursuant to the sale of Option Shares (or any other securities into which such Option Shares are converted or exchanged) to any unaffiliated party, less (y) the Grantee's purchase price of such Option Shares. In the case of clause (ii)(x) above, the Grantee agrees to furnish as promptly as reasonably practicable after any disposition of all or a portion of the Option Shares a complete and correct statement, certified by a responsible executive officer of Grantee of the net cash amounts (and the fair market value of any other consideration) received in connection with any sale or transfer of the Option Shares.

          (d) As used in this Agreement, the term "Notional Total Profit" with
                                                   ---------------------
respect to any number of shares as to which Grantee may propose to exercise the Option shall be the Total Profit determined as of the date of such proposal (taking into account the provision of Section 11(a)) assuming that the Option were exercised on such date for such number of shares and assuming that such shares, together with all other Option Shares held by Grantee as of such date were sold for cash at the closing market price for the Common Stock on the Nasdaq Composite Transaction Tape as of the close of business on the preceding trading day (less customary brokerage commissions).

     12.  Assignment.  Grantee may not, without the prior written consent
          ----------
of Issuer (which shall not be unreasonably withheld), assign this Agreement or the Option to any other Person, except that Grantee may assign its rights and obligations hereunder to an affiliate of Grantee, provided that the affiliate becomes a party to this Agreement. This Agreement shall not be assignable by Issuer except by operation of law. Subject to the foregoing, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     13.  Filings; Other Actions.  Each party will use its reasonable best
          ----------------------
efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary for the consummation of the transactions contemplated by this Agreement.

     14.  Specific Performance.  The parties acknowledge that damages would
          --------------------
be an inadequate remedy for a breach of this Agreement by either party and that the obligations of the parties shall be specifically enforceable through injunctive or other equitable relief.

     15.  Severability; Etc.  If any term, provision, covenant, or
          -----------------
restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired, or invalidated. If for any reason a court or regulatory agency determines that Grantee is not permitted to acquire, or Issuer is not permitted to repurchase pursuant to Section 9, any portion of the Option or the full number of shares of Common Stock provided in Section 1 (as adjusted pursuant Section 1 and 7), it is the express intention of the parties to allow Grantee to acquire or to require Issuer to repurchase such lesser portion of the Option or number of shares as may be permissible, without any amendment or modification of this Agreement.

     16.  Notices.  All notices, requests, instructions, or other documents
          -------
to be given hereunder shall be furnished in accordance with Section 9.7 of the Merger Agreement.

     17.  Expenses.  Except as otherwise expressly provided in this Agreement
          --------
or in the Merger Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring the expense, including fees and expenses of its own financial consultants, investment bankers, accountants, and counsel.

     18.  Entire Agreement, Etc.  This Agreement and Merger Agreement constitute
          ---------------------
the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter of this Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties, and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     19.  Captions.  The section, paragraph and other captions in this
          --------
Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.

     20.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, and by both parties in separate counterparts, each of which when exercised shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     21.  Governing Law.  This Agreement shall be governed by and construed
          -------------
in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

     22.  Waiver and Amendment.  Any provision of this Agreement may be
          --------------------
waived at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

                           [signature page follows]

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

                                    MOTOROLA, INC.


                                           /s/ Carl Koenemann
                                    ---------------------------------
                                    Name:  Carl Koenemann
                                    Title: Vice President



                                    BLUE WAVE SYSTEMS INC.


                                           /s/ Rob N. Shaddock
                                    ---------------------------------
                                    Name:  Rob N. Shaddock
                                    Title: Chief Executive Officer